UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2019

Blackstone Real Estate Income Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55931	81-0696966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 583-5000

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 22, 2019, Blackstone Real Estate Income Trust, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). A quorum was present at the Annual Meeting as required by the Company’s Amended and Restated Bylaws. The immediately following charts set forth the number of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each matter voted upon by the stockholders.

Proposal 1 – Election of Directors

The following seven individuals were elected to the Board of Directors of the Company (the “Board”) to serve as directors until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Frank Cohen	230,901,823	2,703,085	15,101,641	13,024,040
A.J. Agarwal	229,830,190	3,049,331	15,827,028	13,024,040
Wesley LePatner	213,592,112	18,526,048	16,588,389	13,024,040
Raymond J. Beier	229,511,612	2,900,863	16,294,074	13,024,040
Richard I. Gilchrist	229,190,354	3,146,730	16,369,465	13,024,040
Field Griffith	229,284,269	2,972,319	16,449,961	13,024,040
Edward Lewis	214,369,546	17,833,333	16,503,670	13,024,040

Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified.

Votes For	Votes Against	Votes Abstained
247,559,970	3,242,136	10,928,483

Proposals 3A-3H – Charter Amendments

The Company intends to conduct a continuous offering of shares of its common stock by filing consecutive registration statements prior to the end of each three-year offering period permitted pursuant to Rule 415 under the Securities Act of 1933, as amended. Because the Company’s shares are not listed on a national securities exchange, the Company is required to register its public offering in each state in which it offers securities for sale. In offerings that are subject to their regulation, most states hold real estate investment trusts to the standards set forth in the Statement of Policy Regarding Real Estate Investment Trusts promulgated by the North American Securities Administrators Association, Inc. (the “NASAA REIT Guidelines”). In connection with the registration of the Company’s second registration statement for its continuous offering, the securities administrators in certain states identified provisions in the Company’s Second Articles of Amendment and Restatement (the “Charter”) that vary from the exact wording in the NASAA REIT Guidelines. As a condition to registering the Company’s ongoing public offering in these states, these securities administrators required that the Company propose amendments to the Charter to conform these provisions to the wording used in the NASAA REIT Guidelines. Accordingly, the Board submitted eight separate proposals to make amendments to the Company’s Charter, Proposals 3A-3H, to the Company’s stockholders for approval at the Annual Meeting.

Proposal 3A – Amendment to revise the definition of “Acquisition Expenses” in the Charter

The proposed amendment to revise the definition of “Acquisition Expenses” in Article IV of the Charter was not approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
222,021,083	6,814,475	19,870,991	13,024,040

Proposal 3B – Amendment to revise the definition of “Independent Director” in the Charter

The proposed amendment to revise the definition of “Independent Director” in Article IV of the Charter was not approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
223,806,633	6,465,602	18,434,314	13,024,040

Proposal 3C – Amendment to revise Sections 5.2.2 and 11.2 of the Charter

The proposed amendment to revise Sections 5.2.2 and 11.2 of the Charter was not approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
221,017,041	6,671,754	21,017,754	13,024,040

Proposal 3D – Amendment to revise Section 7.1 of the Charter

The proposed amendment to revise the third sentence of Section 7.1 of the Charter was not approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
226,891,524	4,761,837	17,053,188	13,024,040

Proposal 3E – Amendment to revise Section 8.2 of the Charter

The proposed amendment to revise the fourth sentence of Section 8.2 of the Charter was not approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
228,822,020	3,395,332	16,489,197	13,024,040

Proposal 3F – Amendment to revise Section 8.2 of the Charter

The proposed amendment to revise Section 8.5 of the Charter was not approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
217,115,744	10,211,133	21,379,672	13,024,040

Proposal 3G – Amendment to revise Section 9.3 of the Charter

The proposed amendment to revise Section 9.3(c) and 9.3(d) of the Charter was not approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
221,436,768	8,265,791	19,003,990	13,024,040

Proposal 3H – Amendment to revise Article XIV of the Charter

The proposed amendment to revise subpart (a) of the last sentence of Article XIV of the Charter was not approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
219,220,869	8,458,281	21,027,399	13,024,040

Proposal 4 – Permission to adjourn the Annual Meeting

Permission for the Board to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of Proposals 1, 2 or 3A-3H if there were not sufficient votes for these proposals to be approved was approved.

Votes For	Votes Against	Votes Abstained
235,151,648	10,643,375	15,935,566

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE REAL ESTATE INCOME TRUST, INC.

Date: July 26, 2019

	By:	/s/ Leon Volchyok
	Name:	Leon Volchyok
	Title:	Chief Legal Officer, Chief Compliance Officer and Secretary